ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Operating expense and other accruals and liabilities	$ 52,326	$ 45,293
Property and equipment payables	25,386	13,152
Operating lease liabilities	895	0
Total Accrued Expenses and Other Current Liabilities	82,553	62,825
Advance Customer Deposits And Ticket Sales [Member]
Advance customer deposits and ticket sales	$ 3,946	$ 4,380